OFFICE OF THE COMPTROLLER OF THE CURRENCY
Washington, D.C.  20219

_______________

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 31, 2007
_______________

1ST CENTURY BANK, NATIONAL ASSOCIATION
(Exact name of registrant as specified in its charter)

United States	20-0356618
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

OCC Charter Number: 24442

1875 Century Park East, Suite 1400
Los Angeles, California 90067
(Address of principal executive offices and zip code)

Bank’s telephone number, including area code: 310-270-9500

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(c) On July 31, 2007 1st Century Bank, N.A (the “Bank”), announced the promotion of Paul Manning to Executive Vice President, Chief Risk Management Officer.

Exhibit 99.1   Press Release dated July 31, 2007, announcing the promotion Paul Manning to Executive Vice President, Chief Risk Management Officer.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended and as adopted by the Office of the Comptroller of the Currency, the Bank has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1st Century Bank, National Association

Dated: July 31, 2007	By:	/s/ Jason P. DiNapoli
Jason P. DiNapoli
President and Chief Operating Officer

Exhibit 99.1

Contact Information:

Alan I. Rothenberg	Jason P. DiNapoli
Chairman/Chief Executive Officer	President/Chief Operating Officer
Phone: (310) 270-9501	Phone: (310) 270-9505
Fax: (310) 270-9520	Fax: (310) 270-9520

1st Century Bank, N.A. Announces the Promotion of Paul E. Manning to Executive Vice President and Chief Risk Management Officer

LOS ANGELES, CA  – 07/31/07 – 1st Century Bank, N.A. (“1st Century”) (OTCBB: FCNA) today announced that the Board of Directors has promoted Paul E. Manning to Executive Vice President and Chief Risk Management Officer. In this capacity, Manning will have responsibility for and leading the Bank’s regulatory and risk management efforts.

“Since joining 1st Century Bank in 2005, Paul has been a key member of the Executive Team.  With Paul on the Team, we are well equipped to navigate the complex and changing regulatory environment. This promotion is in recognition of Paul’s effort as well as his talent,” stated President and Chief Operating Officer Jason P. DiNapoli.

Paul has over 39 years of banking and regulatory experience.  Prior to joining 1st Century Bank, Paul was with City National Bank for 26 years.  His background also includes working as a National Bank Examiner for the Office of the Comptroller of the Currency.  Paul lives in Valley Glen, California with his wife of 32 years, Diana.

1st Century is a full service commercial bank headquartered in the Century City area of Los Angeles, California. 1st Century’s primary focus is relationship banking to family owned and closely held small and middle market businesses, professional service firms and high net worth individuals, real estate investors, medical professionals, and entrepreneurs. Additional information is available at www.1stcenturybank.com.

Safe Harbor

Certain matters discussed in this letter constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward looking statements relate to 1st Century’s current expectations regarding deposit and loan growth, operating results and the strength of the local economy.  These forward-looking statements are subject to certain risks and uncertainties that could cause the actual results, performance or achievements to differ materially from those expressed, suggested or implied by the forward-looking statements.  These risks and uncertainties include, but are not limited to: (1) the impact of changes in interest rates, a decline in economic conditions and increased competition among financial service providers on 1st Century’s operating results, ability to attract deposit and loan customers and the quality of 1st Century’s earning assets; (2) government regulation; and (3) the other risks set forth in 1st Century’s reports filed with the Office of the Comptroller of the Currency, including its Annual Report on Form 10-K for the year ended December 31, 2006.  1st Century does not undertake, and specifically disclaims, any obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements.